UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2014

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Redesignation of Replacement Capital Covenant

In connection with the offering of $150 million aggregate principal amount of Capital Efficient Notes due 2067 (“CENts”) on October 10, 2007, Symetra Financial Corporation (“Symetra”) entered into a Replacement Capital Covenant (“RCC”) for the benefit of the holders of Symetra’s $300 million aggregate principal amount of 6.125% Senior Notes due 2016 (“Senior Notes”). The Senior Notes are designated as the “Covered Debt” pursuant to the terms of the RCC. A Redesignation Date for identifying the Covered Debt pursuant to the RCC has occurred, and as of such Redesignation Date, the Senior Notes remain the Covered Debt pursuant to the RCC. The RCC is incorporated by reference to Exhibit 4.7 of Form S-1 (Registration No. 333-162344) filed on October 5, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014	SYMETRA FINANCIAL CORPORATION

	By:	/s/ David S. Goldstein
	Name: Title:	David S. Goldstein Senior Vice President, General Counsel and Secretary